EXHIBIT 6(a)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated March 19, 1998 in this Amendment No. 1 to the Registration Statement (Form S-6 No. 333-47871) and related Prospectus of Delaware Investments Tax-Exempt Trust, Series 14 dated March 19, 1998.



                                                ERNST & YOUNG LLP


Philadelphia, Pennsylvania
March 19, 1998